EXHIBIT 24.1
POWER OF ATTORNEY
June 17, 2021
The undersigned constitutes and appoints Patrick A. Roney, Eric D. Miller and Patrick Daugherty, or any of them acting singly, as the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign any and all SEC statements of beneficial ownership of securities of Vintage Wine Estates, Inc., a Nevada corporation (the “Company”), on Schedule 13D as required by Section 13 and Forms 3, 4 and 5 as required by Section 16(a) of the Securities Exchange Act of 1934, as amended, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, the Company and any stock exchange on which any of the Company’s securities are listed, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing necessary or appropriate to be done under said Section 13 and Section 16(a), as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
A copy of this power of attorney shall be filed with the SEC. The authorization set forth above shall continue in full force and effect until the undersigned revokes such authorization by written instructions to the attorneys-in-fact.
The authority granted hereby shall in no event be deemed to impose or create any duty on behalf of the attorneys-in-fact with respect to the undersigned’s duties to file with the SEC, or amend, a statement on Schedule 13D or Form 3, 4 or 5.
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SIGNATURE
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

MARITAL TRUST D UNDER THE LESLIE G. RUDD LIVING TRUST U/A/D 3/31/1999, AS AMENDED By: /s/ Darrell D. Swank Darrell D. Swank Trustee By: /s/ Steven Kay Steven Kay Trustee

SLR NON-EXEMPT TRUST UAD 4/21/2018 By: /s/ Darrell D. Swank Darrell D. Swank Trustee By: /s/ Steven Kay Steven Kay Trustee By: /s/ Patrick A. Roney Patrick A. Roney Trustee

Signature Page to Power of Attorney

PATRICK A. RONEY AND LAURA G. RONEY TRUST By: /s/ Patrick A. Roney Patrick A. Roney Trustee By: /s/ Laura G. Roney Laura G. Roney Trustee

BESPOKE SPONSOR CAPITAL LP By: Bespoke Capital Partners, LLC, its General Partner By: /s/ Mark Harms Name: Mark Harms Title: Managing Member

SONOMA BRANDS II, L.P. By: Sonoma Brands II GP, LLC, its general partner By: Sonoma Brands Partners II, LLC, its managing member By: /s/ Jonathan Sebastiani Jonathan Sebastiani Managing Member
SONOMA BRANDS II SELECT, L.P. By: Sonoma Brands II GP, LLC, its general partner By: Sonoma Brands Partners II, LLC, its managing member By: /s/ Jonathan Sebastiani Jonathan Sebastiani Managing Member

Signature Page to Power of Attorney

SONOMA BRANDS VWE CO-INVEST, L.P.

By: Sonoma Brands II GP, LLC, its general partner
By: Sonoma Brands Partners II, LLC, its managing member

By:        /s/ Jonathan Sebastiani
Jonathan Sebastiani
Managing Member

SONOMA BRANDS II GP, LLC By: Sonoma Brands Partners II, LLC, its managing member By: /s/ Jonathan Sebastiani Jonathan Sebastiani Managing Member

SONOMA BRANDS PARTNERS II, LLC By: /s/ Jonathan Sebastiani Jonathan Sebastiani Managing Member

/s/ Patrick A. Roney Patrick A. Roney

/s/ Laura G. Roney Laura G. Roney
/s/ Sean Roney Sean Roney
/s/ Linda Butler Linda Butler

Signature Page to Power of Attorney

/s/ Ronald Coleman Ron Coleman

/s/ Vicki Daigneault Vicki Daigneault

/s/ Marco DiGiulio Marco DiGiulio

/s/ Michell Ruggirello Michell Ruggirello

/s/ Anne Stewart Anne Stewart

/s/ Charles Sweeney Chuck Sweeney

/s/ Nell Sweeney Nell Sweeney

/s/ Jeff Kunde
Jeff Kunde, individually, and as trustee for A & L Kunde Trust #1, for A Kunde and L Kunde GST Exempt GRAT fbo Jeff Kunde, for Voting Trust FBO Jeff Kunde U/T Kunde Living Trust, and for Jeff & Roberta Kunde Living Trust Dated 6-16-95

/s/ Roberta Kunde Roberta Kunde, individually, and as trustee for Jeff & Roberta Kunde Living Trust Dated 6-16-95

Signature Page to Power of Attorney

/s/ Marcia Mickelson
Marcia Mickelson, individually, and as trustee for A & L Kunde Trust #3, for A Kunde and L Kunde GST Exempt GRAT fbo Marcia Mickelson, for Voting Trust FBO Marcia Mickelson U/T Kunde Living Trust, and for Jim & Marcia Mickelson Living Trust Dated 4-11-01

/s/ Jim Mickelson Jim Mickelson, individually, and as trustee for Jim & Marcia Mickelson Living Trust Dated 4-11-01

/s/ Mark W.B. Harms Mark W. B. Harms

/s/ Robert L. Berner III Robert L. Berner III

/s/ Jonathan Sebastiani Jonathan Sebastiani

/s/ Darrell D. Swank Darrell D. Swank

/s/ Steven Kay Steven Kay

Signature Page to Power of Attorney